                                                                   Exhibit 99.11

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   MARCH 1997

                     For Travelers Mortgage Services, Inc.

                  REMIC Multi-Class Pass-Through Certificates
                                 Series 1996-7

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between Travelers Mortgage Services, Inc. ("TMSI") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, GE Capital Mortgage Services, Inc. ("GECMSI") , hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a) Principal ....................................    $    180,132.80
                                                                ---------------
          (b) Interest .....................................    $  1,004,116.23
                                                                ---------------
          (c) Total ........................................    $  1,184,249.03
                                                                ---------------

     2.   Aggregate Monthly Payments received this month:

          (a) Principal ....................................    $     23,930.24
                                                                ---------------
          (b) Interest .....................................    $    121,639.16
                                                                ---------------
          (c) Total ........................................    $    145,569.40
                                                                ---------------

     3.   Aggregate Monthly Advances this month:

          (a) Principal ....................................    $    156,202.56
                                                                ---------------
          (b) Interest .....................................    $    882,477.07
                                                                ---------------
          (c) Total ........................................    $  1,038,679.63
                                                                ---------------

     4.   Aggregate Partial Principal Prepayments received
          in prior month: ..................................    $     20,604.40

                                                                ---------------

     5. Aggregate Mortgagor Payments in full in prior month:

          (a) Principal ....................................    $  1,113,456.68
                                                                ---------------
          (b) Interest .....................................    $      8,028.33
                                                                ---------------
          (c) Total ........................................    $  1,121,485.01
                                                                ---------------

     6.   Aggregate Insurance Proceeds for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     7.   Aggregate Deficient Valuations for prior month and
          loan numbers: ....................................    $          0.00
                                                                ---------------

     8. Aggregate Debt Service Reductions for this month and loan numbers:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     9.   Aggregate Liquidation Proceeds for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     10.  Aggregate Purchase Prices for Defaulted Mortgage
          Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00

                                                                ---------------

     11.  Aggregate Purchase Prices for Defective Mortgage
          Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     12.  Aggregate Purchase Prices for Designated Mortgage
          Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     13.  Aggregate Principal Balances: ....................    $115,627,206.09
                                                                ---------------

     14.  Available Funds: .................................    $  2,293,120.08
                                                                ---------------

     15.  Interest Distribution Amount: ....................    $    925,786.08
                                                                ---------------

     16.  Stripped Interest ................................    $     53,140.12
                                                                ---------------

     17.  Accrued Certificate Interest and Pay-out Rate:

                    Class 7-A .....      $    925,786.08           9.49999997%
                                         ---------------        ---------------
                    Class 7-R .....      $          0.00           0.00000000%
                                         ---------------        ---------------

B.   Other Amounts:

     1.   Amount of coverage under the Pool Policy: ........    $  8,990,861.18
                                                                ---------------

     2.   Amount of coverage under the Special Hazard
          Insurance Policy: ................................    $  1,939,926.00
                                                                ---------------

     3.   Current Bankruptcy Amount ........................    $    100,000.00
                                                                ---------------


     4.   Realized Losses for prior month ..................    $          0.00
                                                                ---------------

     5.   REO profits for prior month ......................    $          0.00
                                                                ---------------


                                         GE CAPITAL MORTGAGE SERVICES, INC.


                                         By: /s/ Karen Pickett
                                            -----------------------------------
                                             Karen Pickett
                                             Vice-President,
                                             Investor Operations